FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of January, 2021, by and between SILICON VALLEY BANK, a California corporation (“Bank”) and VERONA PHARMA PLC., a company registered under the laws of England and Wales with company number 05375156 (“Parent” or “UK Borrower”) and VERONA PHARMA, INC., a Delaware corporation (“US Borrower” and together with UK Borrower, each a “Co-Borrower” and collectively “Co-Borrowers”). RECITALS A. Bank and Co-Borrowers have entered into that certain Loan and Security Agreement dated as of November 19, 2020 (as the same may from time to time be amended, modified, supplemented or restated, collectively, the “Loan Agreement”). B. Bank has extended credit to Co-Borrowers for the purposes permitted in the Loan Agreement. C. Co-Borrowers have requested that Bank amend the Loan Agreement to the Loan Agreement as more fully set forth herein. D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendments to Loan Agreement. 2.1 Section 3.5 (Conditions Precedent to Term B Loan Advance). New Section 3.5 is hereby added to the Loan Agreement as follows: “3.5 Conditions Precedent to Term B Loan Advance. Bank’s obligations to make the Term B Loan Advance is further subject to Co-Borrowers’ maintaining a balance of unrestricted cash with Bank and Bank’s Affiliates not less than Forty Five Million Dollars ($45,000,000) at such time the Term Loan B Advance is requested.”

2 2.2 Section 6.5 (Operating Accounts). Section 6.5(a) of the Loan Agreement hereby is amended and restated in its entirety and replaced with the following: “(a) Starting February 1, 2021, Co-Borrowers shall at all times maintain all their and all of their Subsidiaries’ consolidated cash and Cash Equivalents with Bank and Bank’s Affiliates; provided however, so long as Co-Borrowers’ maintain a balance of unrestricted cash with Bank and Bank’s Affiliates not less than Forty Five Million Dollars ($45,000,000), Co-Borrowers’ may maintain cash and Cash Equivalents in accounts outside of Bank and Bank’s Affiliates subject to a Control Agreement or subject to the UK Security Documents with aggregate balances not to exceed Twenty Five Million Dollars ($25,000,000); provided further that within five (5) Business Days of Bank's written request following an Event of Default that is continuing or a Cash Collateralization Event, Co-Borrowers shall maintain all their and all of their Subsidiaries’ consolidated cash and Cash Equivalents with Bank and Bank’s Affiliates.” 2.3 Section 6.13 (Cash Collateralization Trigger). Section 6.13 of the Loan Agreement hereby is amended and restated in its entirety and replaced with the following: “6.13 Cash Collateralization Trigger. If a Cash Collateralization Event occurs at any time prior to repayment in full of all Obligations (other than inchoate indemnity obligations), (i) US Borrower hereby authorizes and directs Bank to immediately transfer to account number XXX-XXX-2119 held at Bank (from any one or a combination of US Borrower’s accounts at Bank) and (ii) UK Borrower hereby authorizes and directs Bank to immediately transfer to account number XXX-XXX-2123 held at Bank (from any one or a combination UK Borrower’s accounts at Bank), an aggregate amount of cash and/or Cash Equivalents equal to the sum of (i) the then-outstanding principal balance of and interest accrued on the Term Loan Advances, plus (ii) an amount equal to the Final Payment, plus (iii) an amount equal to the applicable Prepayment Fee, in order to cash collateralize all amounts owing from Co-Borrowers to Bank in connection with the Term Loan Advances, the Final Payment and the Prepayment Fee (if applicable) (a “Cash Collateralization”), it being understood that the foregoing authorization shall constitute an immediate Cash Collateralization of the Obligations, irrespective of any delay by Bank in effecting such transfer. For purposes hereof “Cash Collateralization Event” means Co-Borrowers’ consolidated cash and Cash Equivalents at Bank or Bank’s Affiliates drops below Forty Five Million Dollars ($45,000,000) at any time after the earliest to occur of any of the following: (i) the release of Negative Data from Enhance 2 and/or Enhance 1, which in the reasonable business discretion of Co-Borrowers’ senior management, would be considered insufficient to support submission of an NDA to the FDA, (ii) the FDA issues a complete response letter with respect to an NDA submitted for Ensifentrine, or (iii) Ensifentrine has not received FDA approval for any indication by June 30, 2023, provided however if Co-Borrowers receive at least One Hundred Fifty Million

3 Dollars ($150,000,000) in new cash proceeds after September 8, 2020 from the sale of equity securities in one or more public financings or other bona fide equity financings, Subordinated Debt and/or upfront/milestone payments from one or more collaboration agreements not prohibited herein, then such date shall be automatically extended to March 31, 2024.” 2.4 Bank hereby acknowledges that effective as of the date on which the conditions precedent set forth in Section 8 of this Amendment have been satisfied, Bank is agreeing to include unrestricted cash maintained at Bank Affiliates for purposes of the covenant set forth in Section 6.5(a) of the Loan Agreement and, for the avoidance of doubt, to the extent that unrestricted cash was required to be held at Bank but not Bank Affiliates pursuant to Section 6.5(a) of the Loan Agreement and failure to do so would have resulted in a default under the Agreement as in effect prior to the date hereof, any such default is hereby deemed waived by Bank 3. Limitation of Amendments. 3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Bank to enter into this Amendment, Co-Borrowers hereby represent and warrant to Bank as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; 4.2 Co-Borrowers have the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 4.3 Except as has been delivered to Bank pursuant to Section 6.2(e), the organizational documents of each Co-Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4 4.4 The execution and delivery by Co-Borrowers of this Amendment and the performance by Co-Borrowers of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 4.5 The execution and delivery by Co-Borrowers of this Amendment and the performance by Co-Borrowers of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Co-Borrowers, (b) any material contractual restriction with a Person binding on Co- Borrowers, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Co-Borrowers, or (d) the organizational documents of Co-Borrowers; 4.6 The execution and delivery by Co-Borrowers of this Amendment and the performance by Co-Borrowers of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Co-Borrowers, except as already has been obtained or made; and 4.7 This Amendment has been duly executed and delivered by Co-Borrowers and is the binding obligation of Co-Borrowers, enforceable against Co-Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. [Reserved]. 6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. 8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Co-Borrowers’ payment of Bank’s legal fees and expenses incurred in connection with this Amendment. [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BANK: SILICON VALLEY BANK By: Name: Title: BORROWER: VERONA PHARMA, INC. By: Name: Title: Executed as a deed, but not delivered until the first date specified on page 1 by VERONA PHARMA PLC. acting by: By Name: Title: Director Witness signature: Witness name: Witness address: ___________________________________ ____________________________________ ____________________________________